UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 12, 2004

____________________________

LANBO FINANCIAL GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-50895 (Commission File Number)		02-0497440 (IRS Employer Identification No.)
c/o West Windsor Professional Center 51 Everett Drive Suite A-20, #B West Windsor, NJ 08550 (Address of Principal Executive Offices and zip code)
609-799-1889
(Registrant's telephone number, including area code)

Micro Interconnect Technology, Inc.
936A Beachland Boulevard Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 12, 2004, the Registrant’s Articles of Incorporation were amended to change its name from Micro Interconnect Technology, Inc. to Lanbo Financial Group, Inc. The Registrant effected this change in connection with the consummation on November 3, 2004 of that certain Share Exchange Agreement, dated as of September 29, 2004, and amended on October 18, 2004 (the “Transaction”). The complete details of the Transaction and copies of the material agreements entered into in connection with the Transaction were attached as exhibits to the Forms 8-K filed by the Registrant on October 4, October 20 and November 15, 2004.

On November 9, 2004, Lanbo Financial Group, Inc., a wholly-owned subsidiary of the Registrant, was formed. Attached as Exhibit 3.1 are the Articles of Merger, which was filed with Nevada Secretary of State on November 12, 2004 to merge Lanbo Financial Group, Inc. with and into the Registrant. In connection with the merger the Registrant was permitted, under Section 92A.180 of the Nevada General Corporation Law, to change its name to Lanbo Financial Group, Inc.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.
Exhibit Number	Description
3.1	Articles of Merger, dated as of November 12, 2004, amending the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    LANBO FINANCIAL GROUP, INC.

Date: November 17, 2004                 By: /s/ Pingji Lu________________________
Name: Pingji Lu
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Merger, dated as of November 12, 2004, amending the Articles of Incorporation